LETTER FROM ROBERT JULY 31, 2024 Dear Investor, Cimpress delivered strong financial results in our fourth quarter, topping off a strong FY2024 in which we posted our highest-ever fiscal year results for revenue, adjusted EBITDA and adjusted free cash flow. Throughout FY2024 we drove customer value improvements, steady revenue growth, gross margin expansion, and operating expense efficiencies, leading to significant profit expansion. From a balance sheet perspective, we continued to reduce net leverage and increase our liquidity while executing significant share repurchases at attractive prices. Summary results for Q4 FY2024 compared to Q4 FY2023: • Revenue grew 6% on a reported basis and on an organic constant-currency basis. • Consolidated operating income increased $12.4 million year over year to $66.3 million. • Adjusted EBITDA increased $5.4 million year over year to $119.4 million. Year-over-year currency movements negatively impacted adjusted EBITDA by $3.1 million for the quarter. • Operating cash flow increased $63.3 million year over year to $125.1 million. • Adjusted free cash flow increased $82.1 million year over year to $116.8 million. This includes the $16.8 million sale of our building in Jamaica as mentioned in our Q3 earnings document and strong inflows from working capital. • We repurchased 0.6 million Cimpress shares in Q4 FY2024 for $56.3 million at an average price per share of $88.20, inclusive of transaction costs. • Net leverage at June 30, 2024 was just under 3.0 times trailing-twelve month EBITDA as defined by our credit agreement, down from 3.9 last year. • Our liquidity position is strong with cash and marketable securities of $208.3 million as of June 30, 2024 compared to $173.4 million last year. Our $250 million revolving credit facility remained undrawn at the end of the quarter. • In May 2024 we repriced our senior secured term loan B, which will reduce our annualized cash interest expense by approximately $6 million over the four years remaining on this credit facility. Summary results for full-year FY2024 compared to FY2023: • Revenue grew 7% on a reported basis and 5% on an organic constant-currency basis. • Consolidated operating income increased $190.0 million year over year to $247.4 million. • Adjusted EBITDA increased $128.9 million year over year to $468.7 million. Year-over-year currency movements negatively impacted adjusted EBITDA by $18.8 million for the year. • Operating cash flow increased $220.4 million year over year to $350.7 million. • Adjusted free cash flow increased $237.7 million year over year to $261.1 million. • During FY2024, we repurchased 1.7 million Cimpress shares for $157.0 million at an average price per share of $91.09 inclusive of transaction costs. This represents a 7% reduction of the shares outstanding at June 30, 2023. • During FY2024, we purchased $26.2 million notional amount of our 7.0% Senior Notes Due 2026 for an aggregate purchase price, including transaction costs, of $24.5 million. Please see non-GAAP reconciliations at the end of this document. Page 2 of 31

Segment Commentary Vista grew Q4 revenue 8% on both a reported and organic constant-currency basis. Revenue increased across all of Vista's geographic markets, driven by customer experience improvements and new product introductions that have continued the multi-year trend of increases in average order value and supported growth in customer count for the sixth quarter in a row. Vista expanded segment EBITDA in Q4 FY2024 by $1.3 million to $79.1 million, a 2% increase from the same period last year. Segment EBITDA expansion was driven by revenue growth and gross profit growth helped by lower input costs. This was partially offset by higher advertising as a percentage of revenue that increased year over year by 130 basis points to 16.0%. Segment EBITDA in the year-ago period also benefited from over $3 million of one- time items that did not recur in the current year and impact the year-over-year comparison. For the full year, Vista revenue grew 8% on a reported basis and 7% on an organic constant-currency basis. Full- year segment EBITDA grew by $104.4 million to $328.5 million representing an expansion of segment EBITDA margin from 14% to 19%. PrintBrothers and The Print Group (our combined Upload & Print businesses) Q4 revenue grew year over year by 8% and 2%, respectively (6% combined), and 9% and 3%, respectively, on an organic constant-currency basis (7% combined). Order volumes continued to grow in these businesses, partially offset by lower per-order quantities in some product categories and weaker demand from reseller customers than from direct end-customer purchases. Combined Upload & Print EBITDA expanded $4.2 million, or 10% year over year in Q4 FY2024, driven by revenue growth, improved gross margins helped by lower input costs, and operating expense efficiencies. For the full year, PrintBrothers and The Print Group revenue grew by 10% and 3%, respectively (8% combined), and 7% and 0%, respectively, on an organic constant-currency basis (4% combined). Full-year combined Upload & Print EBITDA grew by $29.5 million to $160.4 million representing an expansion of combined EBITDA margin from 14% to 16%. National Pen revenue grew 2% on both a reported basis and an organic constant-currency basis during Q4 FY2024 driven by continued strength in e-commerce and fulfillment for other Cimpress businesses, partially offset by lower revenue from mail order sales that was impacted by reduced advertising spend to improve returns and efficiency. Segment EBITDA improved $6.0 million as a result of revenue growth, higher gross margins, a reduction in advertising as a percentage of revenue, and operating efficiencies. For the full year, National Pen revenue grew 7% on a reported basis and 5% on an organic constant-currency basis. Full-year segment EBITDA grew by $8.2 million to $31.9 million representing an expansion of segment EBITDA margin from 6% to 8%. All Other Businesses Q4 revenue grew 4% year over year on a reported basis and 5% on an organic constant- currency basis. Segment EBITDA declined with lower gross margins and the non-recurrence of a prior-year benefit in operating expenses related to variable long-term incentive compensation in BuildASign. For the full year, All Other Businesses revenue grew 1% on both a reported and organic constant-currency basis. Full-year segment EBITDA was flat at $25.2 million and segment EBITDA margin was flat at 12%. Central and Corporate Costs excluding unallocated share-based compensation increased $2.8 million year over year in Q4 FY2024 with higher volume-related operating costs. For the full year, central and corporate costs excluding unallocated share-based compensation decreased by $7.6 million to $133.8 million. Please see non-GAAP reconciliations at the end of this document. Page 3 of 31

Outlook, Leverage Policy and Capital Allocation Similar to what we conveyed last quarter, we believe that Cimpress will continue to benefit from print market dynamics that favor our mass customization business model, deliver continuous customer experience improvements, grow our scale-based advantages, and further improve our competitive position. Financially speaking, for the next several years we expect: • Consolidated constant-currency organic revenue to grow annually at mid-single-digit rates, possibly a little higher. • Adjusted EBITDA to grow slightly faster than revenue. • The multi-year conversion rate of adjusted EBITDA to adjusted free cash flow to be approximately 45% to 50%, with fluctuations from year to year. We target net leverage at or below approximately 2.5x trailing-twelve-month EBITDA as defined by our credit agreement. We may, from time-to-time, increase leverage to as high as approximately 3.0x for investments that we believe to have good returns and with a clear path to delever to the target of approximately 2.5x or below. We believe we could reach this 2.5x net leverage target in FY2025. However, if we continue to have attractive opportunities for share repurchases next fiscal year, we expect to exit FY2025 with net leverage at or below approximately 2.75x. From a capital allocation perspective, subject to the commentary in the prior two paragraphs, for FY2025 we expect to: • Make roughly similar levels of operating expense organic growth investment as we did in FY2024. • Increase capital expenditures to capitalize on opportunities we see for new products and productivity- enhancing production equipment. • Not deploy significant capital to M&A. • Repurchase shares and/or debt if available at an attractive price. Finally, investors should find the following information useful when estimating our FY2025 performance. We expect: • The year-over-year impact of currency movements on adjusted EBITDA to be approximately neutral relative to FY2024. • Cash interest expense to be about $12 million lower in FY2025 based on current interest rates. • Cash taxes to benefit from an approximately $10 million income tax refund previously expected by the end of FY2024. • Changes in net working capital to be a source of cash, but less favorable than it was in FY2024. Conclusion Q4 was a strong finish to a strong FY2024 in which we continued to improve both customer value and financial results. We remain focused on execution and our team is motivated and incentivized to build off of the strong financial progress we have demonstrated. For a discussion of FY2024 in terms of our strategy, scale-based advantages, capital allocation, our steady state free cash flow and the proxy we use to measure changes to our intrinsic value per share, please see my FY2024 annual letter to investors we also published today on ir.cimpress.com As always, I am grateful to the thousands of Cimpress team members who work every day to deliver value for our customers and appreciative of long-term shareholders and lenders who entrust us with your capital. Sincerely, Robert S. Keane Founder, Chairman & CEO Cimpress will host a public earnings call tomorrow, August 1, 2024 at 8:00 am ET, which you can join via the link on the events section of ir.cimpress.com. You may presubmit questions by emailing ir@cimpress.com, and you may also ask questions via chat during the live call. Also, please save the date for Cimpress' annual Investor Day event to be held via video conference on September 10, 2024 at 8:00 am ET. Please see non-GAAP reconciliations at the end of this document. Page 4 of 31

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q4 FY2022	Q4 FY2023	Q4 FY2024	FY2022	FY2023	FY2024
Vista	$ 368,099	$ 410,140	$ 441,906	$1,514,909	$1,613,887	$1,741,600
PrintBrothers	143,941	157,565	170,363	526,952	578,431	638,036
The Print Group	91,279	95,286	97,062	329,590	346,949	358,918
National Pen	75,608	82,894	84,184	341,832	366,294	391,192
All Other Businesses	51,786	52,593	54,621	205,862	213,455	215,807
Inter-segment eliminations	(7,885)	(9,632)	(15,525)	(31,590)	(39,389)	(53,697)
Total revenue	**$ 722,828**	**$ 788,846**	**$ 832,611**	**$2,887,555**	**$3,079,627**	**$3,291,856**
Reported revenue growth	*14 %*	*9 %*	*6 %*	*12 %*	*7 %*	*7 %*
Organic constant currency revenue growth	*19 %*	*9 %*	*6 %*	*13 %*	*11 %*	*5 %*
Income from operations	**$ (27,185)**	**$ 53,895**	**$ 66,334**	**$ 47,298**	**$ 57,309**	**$ 247,351**
Income from operations margin	*(4)%*	*7 %*	*8 %*	*2 %*	*2 %*	*8 %*

EBITDA BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q4 FY2022	Q4 FY2023	Q4 FY2024	FY2022	FY2023	FY2024
Vista	$ 12,101	$ 77,795	$ 79,070	$ 195,321	$ 224,081	$ 328,472
PrintBrothers	19,494	20,480	24,900	66,774	70,866	89,876
The Print Group	15,994	20,599	20,331	58,664	60,089	70,571
National Pen	4,192	3,564	9,540	26,845	23,714	31,917
All Other Businesses	6,028	8,595	6,788	23,227	25,215	25,195
Total segment EBITDA	**$ 57,809**	**$ 131,033**	**$ 140,629**	**$ 370,831**	**$ 403,965**	**$ 546,031**
Central & corporate costs ex unallocated SBC	(37,027)	(31,919)	(34,684)	(137,116)	(141,407)	(133,845)
Unallocated share-based compensation	(1,991)	1,207	(3,436)	(6,842)	7,868	(11,494)
Exclude: share-based compensation expense[1]	13,551	10,418	17,085	49,766	39,682	65,584
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	5,411	3,171	(240)	4,424	29,724	2,406
Adjusted EBITDA	**$ 37,753**	**$ 113,910**	**$ 119,354**	**$ 281,063**	**$ 339,832**	**$ 468,682**
Adjusted EBITDA margin	*5 %*	*14 %*	*14 %*	*10 %*	*11 %*	*14 %*
Adjusted EBITDA year-over-year (decline) growth	*(39)%*	*202 %*	*5 %*	*(19)%*	*21 %*	*38 %*

[1] SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

Please see non-GAAP reconciliations at the end of this document.

Page 5 of 31

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

CASH FLOW AND OTHER METRICS:

	Q4 FY2022	Q4 FY2023	Q4 FY2024	FY2022	FY2023	FY2024
Net cash provided by (used in) operating activities	$ 87,820	$ 61,815	$ 125,095	$ 219,536	$ 130,289	$ 350,722
Net cash provided by (used in) investing activities	44,630	4,626	(9,905)	(3,997)	(103,725)	(54,614)
Net cash provided by (used in) financing activities	(7,826)	(51,340)	(65,046)	(106,572)	(177,106)	(222,552)
Adjusted free cash flow[1,2]	70,805	34,718	116,811	114,744	23,389	261,053
Cash interest, net[2]	33,561	39,713	38,755	94,869	102,501	118,103

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q4 FY2022	Q4 FY2023	Q4 FY2024	FY2022	FY2023	FY2024
Adjusted EBITDA	$ 37,753	$ 113,910	$ 119,354	$ 281,063	$ 339,832	$ 468,682
Cash restructuring payments	(21)	(22,288)	(188)	(265)	(37,147)	(7,585)
Cash taxes	(9,400)	(7,690)	(10,107)	(32,987)	(31,184)	(49,414)
Other changes in net working capital and other reconciling items	93,049	17,596	54,791	66,594	(38,711)	57,142
Purchases of property, plant and equipment	(11,898)	(16,286)	(10,502)	(54,040)	(53,772)	(54,927)
Capitalization of software and website development costs	(15,422)	(13,606)	(14,928)	(65,297)	(57,787)	(58,307)
Proceeds from sale of assets[1]	10,305	2,795	17,146	14,545	4,659	23,565
Adjusted free cash flow before cash interest, net	**$ 104,366**	**$ 74,431**	**$ 155,566**	**$ 209,613**	**$ 125,890**	**$ 379,156**
Cash interest, net[2]	(33,561)	(39,713)	(38,755)	(94,869)	(102,501)	(118,103)
Adjusted free cash flow[1,2]	**$ 70,805**	**$ 34,718**	**$ 116,811**	**$ 114,744**	**$ 23,389**	**$ 261,053**

[1] During the three months ended September 30, 2023, we revised our adjusted free cash flow metric to include proceeds from the sale of assets, which we believe provides useful information regarding the return on tangible or intangible assets that were used in operations. We have revised our presentation of all prior periods presented to reflect our revised adjusted free cash flow metric.

[2] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to the third quarter of FY2023, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the interest received.

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 31

INCOME STATEMENT HIGHLIGHTS Revenue & Reported Revenue Growth (Decline) $723 $703 $845 $742 $789 $757 $921 $781 $833 14% 7% (1)% 13% 9% 8% 9% 5% 6% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Gross Profit ($M) & Gross Margin (%) $340 $326 $390 $347 $376 $359 $458 $376 $404 47% 46% 46% 47% 48% 47% 50% 48% 49% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly) ($27) ($18) $34 ($12) $54 $34 $108 $39 $66 (4)% (3)% 4% (2)% 7% 5% 12% 5% 8% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Adjusted EBITDA ($M) & Margin (%) (Quarterly) $38 $46 $111 $69 $114 $89 $166 $94 $119 5% 7% 13% 9% 14% 12% 18% 12% 14% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Organic Constant-Currency Revenue Growth 19% 14% 5% 16% 9% 4% 6% 4% 6% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Contribution Profit ($M) & Contribution Margin (%) $215 $204 $259 $236 $267 $236 $319 $260 $286 30% 29% 31% 32% 34% 31% 35% 33% 34% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 GAAP Operating Income (Loss) ($M) & Margin (%) (TTM) $47 $12 ($40) ($24) $57 $109 $183 $235 $247 2% —% (1)% (1)% 2% 3% 6% 7% 8% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Adjusted EBITDA ($M) & Margin (%) (TTM) $281 $259 $228 $264 $340 $383 $438 $463 $469 10% 9% 8% 9% 11% 12% 14% 14% 14% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Please see non-GAAP reconciliations at the end of this document. Page 7 of 31

CASH FLOW Cash Flow from Operations ($M) (Quarterly) $88 $(25) $81 $13 $62 $42 $175 $8 $125 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Adjusted Free Cash Flow & Cash Interest, Net ($M) (Quarterly) $71 ($52) $54 ($13) $35 $11 $150 ($17) $117 $34 $13 $33 $17 $40 $21 $40 $19 $39 FCF Cash interest, net Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly) (1) $12 $12 $15 $11 $16 $23 $11 $10 $11 $15 $15 $14 $15 $14 $14 $14 $15 $15 $27 $27 $29 $26 $30 $37 $25 $25 $25 Capital expenditures Capitalized software Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 (1) Values may not sum to total due to rounding. Cash Flow from Operations ($M) (TTM) $220 $158 $96 $156 $130 $198 $292 $287 $351 Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Adjusted Free Cash Flow & Cash Interest, Net ($M) (TTM) $115 $49 $(8) $59 $23 $87 $183 $179 $261 $95 $94 $92 $96 $103 $110 $117 $119 $118 FCF Cash interest, net Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM) $54 $57 $54 $49 $54 $65 $61 $61 $55 $65 $65 $62 $60 $58 $57 $57 $57 $58 $119 $122 $116 $109 $112 $122 $118 $118 $113 Capital expenditures Capitalized software Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Please see non-GAAP reconciliations at the end of this document. Page 8 of 31

CAPITAL STRUCTURE

Net Debt (1)

($M)	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24
Cash / equivalents	$ 277	$ 132	$ 111	$ 115	$ 130	$ 125	$ 274	$ 154	$ 204
Marketable securities	$ 50	$ 124	$ 102	$ 75	$ 43	$ 23	$ 17	$ 6	$ 5
HY notes	$ (600)	$ (600)	$ (600)	$ (600)	$ (548)	$ (527)	$ (522)	$ (522)	$ (522)
Term loans	$ (1,097)	$ (1,076)	$ (1,100)	$ (1,103)	$ (1,099)	$ (1,087)	$ (1,098)	$ (1,088)	$ (1,085)
Revolver	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Other debt	$ (8)	$ (7)	$ (7)	$ (8)	$ (7)	$ (6)	$ (6)	$ (5)	$ (10)
Net debt	$ (1,378)	$ (1,427)	$ (1,494)	$ (1,520)	$ (1,481)	$ (1,473)	$ (1,335)	$ (1,454)	$ (1,408)

(1) Excludes debt issuance costs, debt premiums and discounts. Values may not sum to total due to rounding.



Weighted Average Shares Outstanding (Millions) (2)
Basic
Diluted
26.1
26.2
26.2
26.3
26.6
27.1
27.2
26.2
26.6
26.1
26.2
26.2
26.3
26.3
26.5
26.6
26.2
25.3
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.



Consolidated Net Leverage Ratios (3)
Consolidated net leverage
Senior secured net leverage
4.23
4.82
5.52
4.83
3.90
3.51
2.87
3.01
2.97
2.42
2.82
3.34
2.97
2.49
2.29
1.78
1.95
1.90
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

(3) Consolidated Net Leverage Ratios as calculated per our credit agreement definitions.

Please see non-GAAP reconciliations at the end of this document.

Page 9 of 31

SEGMENT RESULTS

VISTA (QUARTERLY)


Revenue ($M) & Reported Revenue Growth
Quarterly
$368
$369
$438
$397
$410
$397
$485
$418
$442
6%
6%
(2)%
14%
11%
7%
11%
5%
8%
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24


Organic Constant-Currency Revenue Growth
Quarterly
8%
8%
2%
16%
12%
6%
9%
5%
8%
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24


Gross Profit ($M) & Gross Margin (%)
Quarterly
$208
$199
$229
$219
$230
$219
$274
$230
$247
56%
54%
52%
55%
56%
55%
56%
55%
56%
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24


Advertising ($M) & as % of Revenue
Quarterly (1)
Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$81
$17
$64
22%
$68
$19
$49
18%
$77
$20
$57
18%
$57
$10
$47
15%
$60
$18
$42
15%
$58
$11
$46
15%
$80
$25
$55
17%
$63
$15
$48
15%
$71
$19
$51
16%
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

(1) Values may not sum to total due to rounding. In Q4FY24, we reclassified $6.2 million of Q2FY24 ad spend from the lower-funnel category to the mid- & upper-funnel category with no change to total advertising spend.


Segment EBITDA ($M) & Segment EBITDA Margin (%)
Quarterly
$12
$31
$55
$60
$78
$74
$103
$72
$79
3%
8%
13%
15%
19%
19%
21%
17%
18%
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 31

VISTA (ANNUAL)



Revenue ($M) & Reported Revenue Growth
Annual
$1,499
$1,508
$1,337
$1,428
$1,515
$1,614
$1,742
11%
1%
(11)%
7%
6%
7%
8%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024



Organic Constant-Currency Revenue Growth
Annual
9%
3%
(10)%
1%
5%
9%
7%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024



Gross Profit ($M) & Gross Margin (%)
Annual
$898
$879
$802
$834
$865
$876
$970
60%
58%
60%
58%
57%
54%
56%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024



Advertising ($M) & as % of Revenue
Annual (1)
Lower-funnel ($M) [Total pre-2021]
Mid- & upper-funnel ($M)
Total as % of revenue
$322
$322
22%
$282
$282
19%
$177
$177
13%
$206
$26
$180
14%
$264
$34
$229
17%
$262
$67
$195
16%
$271
$71
$200
16%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024

(1) Values may not sum to total due to rounding.



Segment EBITDA ($M)
& Segment EBITDA Margin (%)
Annual
$310
$350
$363
$319
$195
$224
$328
21%
23%
27%
22%
13%
14%
19%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024

Please see non-GAAP reconciliations at the end of this document.

Page 11 of 31

UPLOAD AND PRINT PRINTBROTHERS (QUARTERLY): Revenue ($M) & Reported Revenue Growth Quarterly $144 $133 $149 $140 $158 $152 $165 $150 $170 36% 6% 8% 16% 9% 15% 11% 8% 8% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Organic Constant-Currency Revenue Growth Quarterly 52% 22% 18% 22% 7% 6% 5% 6% 9% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Gross Profit ($M) & Gross Margin (%) Quarterly $38 $34 $40 $36 $42 $41 $51 $43 $51 26% 25% 27% 26% 27% 27% 31% 28% 30% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly $19 $15 $20 $16 $20 $20 $28 $17 $25 14% 11% 13% 11% 13% 13% 17% 11% 15% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 THE PRINT GROUP (QUARTERLY): Revenue ($M) & Reported Revenue Growth Quarterly $91 $77 $89 $86 $95 $81 $93 $88 $97 25% 6% 13% 4% 5% 4% 3% 2% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 0 100 Organic Constant-Currency Revenue Growth Quarterly 42% 24% 11% 19% 2% (3)% (1)% 2% 3% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Gross Profit ($M) & Gross Margin (%) Quarterly $32 $25 $30 $31 $38 $30 $34 $34 $38 35% 32% 33% 36% 40% 37% 37% 38% 39% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly $16 $12 $14 $14 $21 $14 $18 $18 $20 18% 16% 15% 16% 22% 17% 20% 21% 21% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Please see non-GAAP reconciliations at the end of this document. Page 12 of 31

PRINTBROTHERS (ANNUAL):


Revenue ($M) & Revenue Growth
Annual
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$411
$444
$418
$422
$527
$578
$638
29%
18%
13%
8%
(5)%
(6)%
1%
(7)%
32%
25%
17%
10%
10%
7%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024


Gross Profit ($M) & Margin
Annual
$99
$108
$101
$104
$138
$152
$186
24%
24%
24%
25%
26%
26%
29%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024


Segment EBITDA ($M)
& Segment EBITDA Margin
Annual
$41
$43
$39
$43
$67
$71
$90
10%
10%
9%
10%
13%
12%
14%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024

THE PRINT GROUP (ANNUAL):


Revenue ($M) & Revenue Growth
Annual
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$320
$326
$275
$276
$330
$347
$359
19%
9%
6%
2%
(13)%
(16)%
—%
(7)%
27%
20%
13%
5%
3%
—%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024


Gross Profit ($M) & Gross Margin
Annual
$112
$111
$90
$93
$116
$123
$136
35%
34%
33%
34%
35%
36%
38%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024


Segment EBITDA ($M)
& Segment EBITDA Margin
Annual
$64
$64
$52
$43
$59
$60
$71
20%
20%
19%
16%
18%
17%
20%
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 31

NATIONAL PEN (QUARTERLY): Revenue ($M) & Reported Revenue Growth Quarterly $76 $82 $121 $81 $83 $87 $131 $89 $84 10% 18% (3%) 12% 10% 7% 8% 10% 2% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Gross Profit ($M) & Gross Margin (%) Quarterly $39 $44 $65 $41 $42 $45 $72 $48 $44 52% 54% 54% 51% 50% 52% 55% 54% 52% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Organic Constant-Currency Revenue Growth Quarterly 14% 24% 3% 15% 10% 5% 5% 10% 2% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin (%) Quarterly $4 ($1) $25 ($3) $4 ($8) $26 $5 $10 6% (2%) 21% (4%) 4% (10%) 20% 5% 11% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Please see non-GAAP reconciliations at the end of this document. Page 14 of 31

NATIONAL PEN (ANNUAL) Revenue ($M) & Reported Revenue Growth Annual (1) $333 $348 $299 $314 $342 $366 $391 5% (14)% 5% 9% 7% 7% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 Gross Profit ($M) & Gross Margin (%) Annual $193 $197 $159 $153 $182 $192 $209 58% 57% 53% 49% 53% 52% 53% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 (1) National Pen was acquired at the end of Q2 2017. The annual growth rates above are shown from 2019, as 2018 was the first full fiscal year of ownership. Organic Constant-Currency Revenue Growth Annual (1) 7% (13)% 2% 11% 12% 5% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 Segment EBITDA ($M) & Segment EBITDA Margin (%) Annual $29 $17 $8 $12 $27 $24 $32 9% 5% 3% 4% 8% 6% 8% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 Please see non-GAAP reconciliations at the end of this document. Page 15 of 31

ALL OTHER BUSINESSES (QUARTERLY): Revenue ($M) & Reported Revenue Growth Quarterly $52 $52 $60 $49 $53 $52 $60 $49 $55 5% 8% 4% 1% 2% —% —% —% 4% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Gross Profit ($M) & Gross Margin (%) Quarterly $25 $24 $27 $20 $24 $24 $27 $21 $25 48% 46% 45% 42% 46% 46% 45% 43% 45% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Organic Constant-Currency Revenue Growth Quarterly 3% 8% 3% 1% 2% (1%) —% —% 5% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly $6 $6 $5 $5 $9 $6 $8 $4 $7 12% 12% 9% 10% 16% 12% 13% 8% 12% Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Please see non-GAAP reconciliations at the end of this document. Page 16 of 31

ALL OTHER BUSINESSES (ANNUAL): Revenue ($M) & Reported Revenue Growth Annual $40 $136 $174 $192 $206 $213 $216 (57%) 239% 28% 11% 7% 4% 1% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 Gross Profit ($M) & Gross Margin (%) Annual $12 $55 $80 $96 $96 $96 $97 30% 40% 46% 50% 46% 45% 45% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 Organic Constant-Currency Revenue Growth Annual 54% 7% 4% 12% 3% 4% 1% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin (%) Annual ($11) ($6) $17 $32 $23 $25 $25 (26%) (5%) 10% 17% 11% 12% 12% FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 Please see non-GAAP reconciliations at the end of this document. Page 17 of 31

CENTRAL AND CORPORATE COSTS Central and Corporate Costs ($M) Quarterly (1) $13 $13 $13 $16 $12 $12 $12 $12 $12 $18 $17 $17 $17 $17 $17 $17 $19 $19 $7 $6 $6 $6 $3 $3 $3 $3 $3 $2 $(1) $(2) $(4) $(1) $— $4 $5 $3 $39 $35 $34 $34 $31 $32 $36 $39 $38 Corporate Costs Central Operating Costs MCP Investment Unallocated SBC Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Central and Corporate Costs ($M) TTM (1) $47 $48 $50 $54 $53 $52 $52 $48 $49 $66 $67 $68 $68 $68 $68 $68 $71 $73 $24 $25 $25 $24 $21 $18 $15 $12 $12 $7 $5 $1 $(5) $(8) ($7) ($2) $7 $11 $144 $144 $144 $142 $134 $131 $133 $138 $145 Corporate Costs Central Operating Costs MCP Investment Unallocated SBC Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 (1) Values may not sum to total due to rounding. Please see non-GAAP reconciliations at the end of this document. Page 18 of 31

CURRENCY IMPACTS

Changes in currency rates negatively impacted our year-over-year reported revenue growth in Q4 FY2024 by less than 100 basis points. There are many natural expense offsets in local currencies in our business, so the net currency impact to our bottom line is less pronounced than it is to revenue.

We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on certain hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities.

Our Other income (expense), net was ($0.8) million in Q4 FY2024, mainly driven by:

- Realized losses on certain currency hedges intended to hedge EBITDA were $0.2 million in Q4. These realized losses affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA.
- Other net losses were $0.6 million in Q4, a mix of realized losses and net unrealized gains on the revaluation of currency derivatives, and intercompany, cash and debt balances. These are included in our net income but excluded from our adjusted EBITDA.

On the right side of this page is a table describing the directional net currency impacts when compared to the prior-year period, as well as a table describing impacts to segment EBITDA.

	Y/Y Impact from Currency*	
Financial Measure	**Q4 FY2024**	**FY2024**
Revenue	Negative	Positive
Operating income	Positive	Positive
Net income	Negative	Negative
Adjusted EBITDA	Negative	Negative
Adjusted free cash flow	Negative	Negative

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*

	Y/Y Impact from Currency*	
Segment EBITDA	**Q4 FY2024**	**FY2024**
Vista	Neutral	$4.7M
Upload & Print	($0.5)M	$5.2M
National Pen	Neutral	($1.2)M
All Other Businesses	Neutral	Neutral

**Realized gains or losses on currency hedges that we include in adjusted EBITDA are not allocated to segment-level EBITDA.*

Other Income (Expense), Net ($M)


$23
$27
($17)
$1
$7
$6
$—
($4)
($1)
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

Realized Gains (Losses) on Certain Currency Derivatives Intended to Hedge EBITDA ($M)


$5
$7
$15
$5
$3
$2
$1
$—
$—
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 31

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) June 30, 2024 June 30, 2023 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 203,775 $ 130,313 Marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,500 38,540 Accounts receivable, net of allowances of $7,219 and $6,630, respectively . . . . . . . . . . . . . . . . . 64,576 67,353 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 97,016 107,835 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 88,112 96,986 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 457,979 441,027 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 265,177 287,574 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78,681 76,776 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92,212 95,315 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 95,059 12,740 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 787,138 781,541 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 76,560 109,196 Marketable securities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 4,497 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39,351 46,193 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,892,157 $ 1,854,859 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 326,656 $ 285,784 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 245,931 257,109 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46,118 44,698 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,488 10,713 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19,634 22,559 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13,136 24,469 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 663,963 645,332 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24,701 47,351 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,591,807 1,627,243 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61,895 56,668 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 76,305 90,058 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,418,671 2,466,652 Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22,998 10,893 Shareholders’ deficit: Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 43,051,269 and 44,315,855 shares issued; 25,080,022 and 26,344,608 shares outstanding, respectively . . 604 615 Treasury shares, at cost, 17,971,247 for both periods presented . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,363,550) (1,363,550) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 570,283 539,454 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 272,881 235,396 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (30,364) (35,060) Total shareholders’ deficit attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (550,146) (623,145) Noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 634 459 Total shareholders' deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (549,512) (622,686) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,892,157 $ 1,854,859 Page 20 of 31

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended June 30,		Year Ended June 30,	
	2024	2023	2024	2023
Revenue	$ 832,611	$ 788,846	$ 3,291,856	$ 3,079,627
Cost of revenue (1)	428,188	412,589	1,695,062	1,640,625
Technology and development expense (1)	83,887	71,772	321,968	302,257
Marketing and selling expense (1, 2)	194,250	180,658	789,872	773,970
General and administrative expense (1)	54,349	52,805	205,737	209,246
Amortization of acquired intangible assets	5,457	10,903	31,443	46,854
Restructuring expense (1)	146	615	423	43,757
Impairment of goodwill	—	5,609	—	5,609
Income from operations	66,334	53,895	247,351	57,309
Other (expense) income, net	(794)	7,116	1,583	18,498
Interest expense, net	(29,876)	(28,875)	(119,822)	(112,793)
(Loss) Gain on early extinguishment of debt	(2,387)	6,764	(666)	6,764
Income (loss) before income taxes	33,277	38,900	128,446	(30,222)
Income tax (benefit) expense (3)	(84,889)	11,524	(49,362)	155,493
Net income (loss)	118,166	27,376	177,808	(185,715)
Add: Net (income) loss attributable to noncontrolling interest	(3,165)	1,413	(4,126)	(263)
Net income (loss) attributable to Cimpress plc	$ 115,001	$ 28,789	$ 173,682	$ (185,978)
Basic net income (loss) per share attributable to Cimpress plc	$ 4.55	$ 1.09	$ 6.64	$ (7.08)
Diluted net income (loss) per share attributable to Cimpress plc	$ 4.33	$ 1.08	$ 6.43	$ (7.08)
Weighted average shares outstanding — basic	25,292,515	26,330,801	26,151,968	26,252,860
Weighted average shares outstanding — diluted	26,569,804	26,617,054	27,004,687	26,252,860

(1) Share-based compensation is allocated as follows:

	Three Months Ended June 30,		Year Ended June 30,	
	2024	2023	2024	2023
Cost of revenue	$ 179	$ 63	$ 820	$ 474
Technology and development expense	5,268	3,194	20,869	13,002
Marketing and selling expense	3,055	1,805	11,680	5,693
General and administrative expense	8,583	5,356	32,215	20,513
Restructuring expense	—	299	—	2,440

(2) Marketing and selling expense components are as follows:

	Three Months Ended June 30,		Year Ended June 30,	
	2024	2023	2024	2023
Advertising	$ 103,947	$ 95,389	$ 436,494	$ 417,886
Payment processing	14,583	14,196	59,794	55,424
All other marketing and selling expense	75,720	71,073	293,584	300,660

(3) Income tax expense (benefit) for Q4 and full-year FY2024 results includes a $105.8 million benefit from the partial release of a valuation allowance against deferred tax assets in Switzerland. In Q2 FY2023 we recorded an increase to the Swiss valuation allowance of $116.7 million. The changes in the valuation allowance did not impact our cash taxes in any period. We expect to utilize the non-reserved deferred tax assets in future years.

Page 21 of 31

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited in thousands) Three Months Ended June 30, Year Ended June 30, 2024 2023 2024 2023 Operating activities Net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 118,166 $ 27,376 $ 177,808 $ (185,715) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35,661 40,861 151,764 162,428 Impairment of goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 5,609 — 5,609 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17,085 10,717 65,584 42,122 Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (95,512) (1,072) (94,442) 114,912 Loss (gain) on early extinguishment of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,236 (6,764) 515 (6,764) Unrealized (loss) gain on derivatives not designated as hedging instruments included in net income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (440) 1,881 (4,992) 34,393 Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (262) (5,016) 116 (11,988) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,072 (1,965) 1,615 13,235 Changes in operating assets and liabilities, net of effects of businesses acquired: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6,590 597 161 (4,243) Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,772 13,947 11,778 11,352 Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,600 6,839 15,560 1,768 Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50,740 16,122 39,276 (28,872) Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (25,613) (47,317) (14,021) (17,948) Net cash provided by operating activities 125,095 61,815 350,722 130,289 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (10,502) (16,286) (54,927) (53,772) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3,621) — (3,621) (498) Capitalization of software and website development costs . . . . . . . . . . . . . . . . . . . (14,928) (13,606) (58,307) (57,787) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17,146 2,795 23,565 4,659 Purchases of marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — (84,030) Proceeds from maturity of held-to-maturity investments . . . . . . . . . . . . . . . . . . . . . 2,000 32,000 38,676 92,110 Proceeds from the sale of subsidiaries, net of transaction costs and cash divested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — (4,130) Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (277) — (277) Net cash (used in) provided by investing activities (9,905) 4,626 (54,614) (103,725) Financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 204,889 — 205,775 48,264 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (207,939) (3,363) (219,722) (61,310) Payments for purchase of 7% Senior Notes due 2026 . . . . . . . . . . . . . . . . . . . . . . . — (44,994) (24,471) (44,994) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,076) — (2,076) (51) Payments of purchase consideration included in acquisition-date fair value . . . . — — — (7,100) Payments of withholding taxes in connection with equity awards . . . . . . . . . . . . . . (2,355) (639) (16,424) (4,448) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,639) (2,273) (10,140) (8,290) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (65) (95,567) Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (56,253) — (156,982) — Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,327 327 2,102 327 Distributions to noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (549) (3,652) Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (398) — (285) Net cash used in financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (65,046) (51,340) (222,552) (177,106) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (707) 222 (94) 3,802 Net increase (decrease) in cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . 49,437 15,323 73,462 (146,740) Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . 154,338 114,990 130,313 277,053 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 203,775 $ 130,313 $ 203,775 $ 130,313 Page 22 of 31

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the last twelve months, constant-currency gross profit growth, adjusted EBITDA, adjusted free cash flow and cash interest, net: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes 99designs revenue from Q2 FY2021 through Q1 FY2022, Depositphotos/VistaCreate revenue from Q2 FY2022 through Q1 FY2023, and the revenue from several small acquired businesses for the first year after acquisition. • Constant-currency gross profit growth is estimated by translating all non-U.S. dollar denominated revenue and cost of revenue generated or incurred in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Adjusted EBITDA is defined as GAAP operating income plus depreciation and amortization plus share-based compensation expense plus proceeds from insurance not already included in operating income plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less the gain or loss on purchase or sale of subsidiaries as well as the disposal of assets. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, gains on proceeds from insurance, and proceeds from the sale of assets. • Cash interest, net is cash paid for interest, less cash received for interest. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, for acquisitions we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for certain derivative contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 23 of 31

CONSTANT-CURRENCY REVENUE GROWTH RATES (Quarterly) Total Company Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Reported revenue growth 14% 7% (1) % 13% 9% 8% 9% 5% 6 % Currency impact 7% 8% 7% 3% — % (4) % (3) % (1) % — % Revenue growth in constant currency 21% 15% 6% 16% 9% 4% 6% 4% 6 % Impact of TTM acquisitions, divestitures & JVs (2) % (1) % (1) % — % — % — % — % — % — % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 19% 14% 5% 16% 9% 4% 6% 4% 6 % Vista Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Reported revenue growth 6% 6% (2) % 14% 11% 7% 11% 5% 8 % Currency impact 4% 4% 4% 2% 1% (1) % (2) % — % — % Revenue growth in constant currency 10% 10% 2% 16% 12% 6% 9% 5% 8 % Impact of TTM acquisitions, divestitures & JVs (2) % (2) % — % — % — % — % — % — % — % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 8% 8% 2% 16% 12% 6% 9% 5% 8 % PrintBrothers Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Reported revenue growth 36% 6% 8% 16% 9% 15% 11% 8% 8 % Currency impact 18% 17% 12% 5% (2) % (9) % (6) % (2) % 1 % Revenue growth in constant currency 54% 23% 20% 21% 7% 6% 5% 6% 9 % Impact of TTM acquisitions (2) % (1) % (2) % 1% — % — % — % — % — % Revenue growth in constant currency excl. TTM acquisitions 52% 22% 18% 22% 7% 6% 5% 6% 9 % The Print Group Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Reported revenue growth 25% 6% (1) % 13% 4% 5% 4% 3% 2 % Currency impact 17% 18% 12% 6% (2) % (8) % (5) % (1) % 1 % Revenue growth in constant currency 42% 24% 11% 19% 2% (3) % (1) % 2% 3 % National Pen Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Reported revenue growth 10% 18% (3) % 12% 10% 7% 8% 10% 2 % Currency impact 4% 6% 6% 3% — % (2) % (3) % — % — % Revenue growth in constant currency 14% 24% 3% 15% 10% 5% 5% 10% 2 % All Other Businesses Q4FY22 Q1FY23 Q2FY23 Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24 Reported revenue growth 5% 8% 4% 1% 2% — % — % — % 4 % Currency impact (1) % — % (1) % — % — % (1) % — % — % 1 % Revenue growth in constant currency 4% 8% 3% 1% 2% (1) % — % — % 5 % Impact of TTM acquisitions and divestitures (1) % — % — % — % — % — % — % — % — % Revenue growth in constant currency excl. TTM acquisitions & divestitures 3% 8% 3% 1% 2% (1) % — % — % 5 % Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes 99designs revenue in Q1 FY2022, Depositphotos/VistaCreate revenue from Q2 FY2022 through Q1 FY2023, and the revenue from several small acquired businesses for the first year after acquisition. Values may not sum to total due to rounding. Page 24 of 31

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Quarterly)

Upload and Print ($M)	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24
PrintBrothers reported revenue	$ 143.9	$ 132.7	$ 148.6	$ 139.6	$ 157.6	$ 152.2	$ 165.1	$ 150.3	$ 170.4
The Print Group reported revenue	$ 91.3	$ 76.8	$ 89.3	$ 85.5	$ 95.3	$ 80.5	$ 93.3	$ 88.0	$ 97.1
Upload and Print inter-segment eliminations	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.2)	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.2)
Total Upload and Print revenue in USD	**$ 235.0**	**$ 209.4**	**$ 237.7**	**$ 224.9**	**$ 252.7**	**$ 232.6**	**$ 258.2**	**$ 238.2**	**$ 267.3**

Upload and Print	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24
Reported revenue growth	32 %	6 %	4 %	15 %	7 %	11 %	9 %	6 %	6 %
Currency impact	17 %	18 %	13 %	5 %	(2)%	(8)%	(6)%	(2)%	1 %
Revenue growth in constant currency	49 %	24 %	17 %	20 %	5 %	3 %	3 %	4 %	7 %
Impact of TTM acquisitions	(2)%	(1)%	(2)%	1 %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	47 %	23 %	15 %	21 %	5 %	3 %	3 %	4 %	7 %

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Annual)

Total Company	FY2022	FY2023	FY2024
Reported revenue growth	12 %	7 %	7 %
Currency impact	3 %	4 %	(2)%
Revenue growth in constant currency	15 %	11 %	5 %
Impact of TTM acquisitions, divestitures & JVs	(2)%	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	13 %	11 %	5 %

Vista	FY2018	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024
Reported revenue growth	11 %	1 %	(11)%	7 %	6 %	7 %	8 %
Currency impact	(2)%	2 %	1 %	(3)%	1 %	2 %	(1)%
Revenue growth in constant currency	9 %	3 %	(10)%	4 %	7 %	9 %	7 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	(3)%	(2)%	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	3 %	(10)%	1 %	5 %	9 %	7 %

PrintBrothers	FY2018	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024
Reported revenue growth	29 %	8 %	(6)%	1 %	25 %	10 %	10 %
Currency impact	(11)%	5 %	3 %	(7)%	8 %	8 %	(3)%
Revenue growth in constant currency	18 %	13 %	(3)%	(6)%	33 %	18 %	7 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	(2)%	(1)%	(1)%	(1)%	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	18 %	13 %	(5)%	(7)%	32 %	17 %	7 %

Values may not sum to total due to rounding.

Page 25 of 31

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Annual)

The Print Group	FY2018	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024
Reported revenue growth	19 %	2 %	(16)%	— %	20 %	5 %	3 %
Currency impact	(10)%	4 %	3 %	(7)%	7 %	8 %	(3)%
Revenue growth in constant currency	9 %	6 %	(13)%	(7)%	27 %	13 %	— %

National Pen (1)	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024
Reported revenue growth	5 %	(14)%	5 %	9 %	7 %	7 %
Currency impact	2 %	1 %	(3)%	2 %	5 %	(2)%
Revenue growth in constant currency	7 %	(13)%	2 %	11 %	12 %	5 %

Upload and Print ($M)	FY2018	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024
PrintBrothers reported revenue	$ 410.8	$ 444.0	$ 417.9	$ 421.8	$ 527.0	$ 578.4	$ 638.0
The Print Group reported revenue	$ 320.5	$ 325.9	$ 275.2	$ 275.5	$ 329.6	$ 346.9	$ 358.9
Upload and Print inter-segment eliminations	$ (1.3)	$ (1.0)	$ (1.0)	$ (1.3)	$ (0.9)	$ (0.6)	$ (0.6)
Total Upload and Print revenue in USD	**$ 730.0**	**$ 768.9**	**$ 692.1**	**$ 696.0**	**$ 855.6**	**$ 924.7**	**$ 996.3**

Upload and Print	FY2018	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024
Reported revenue growth	24 %	5 %	(10)%	1 %	23 %	8 %	8 %
Currency impact	11 %	5 %	3 %	(8)%	7 %	8 %	(4)%
Revenue growth in constant currency	13 %	10 %	(7)%	(7)%	30 %	16 %	4 %

All Other Businesses	FY2018	FY2019	FY2020	FY2021	FY2022	FY2023	FY2024
Reported revenue growth	(57)%	239 %	28 %	11 %	7 %	4 %	1 %
Currency impact	— %	9 %	1 %	1 %	— %	— %	— %
Revenue growth in constant currency	(57)%	248 %	29 %	12 %	7 %	4 %	1 %
Impact of TTM acquisitions, divestitures & JVs	110 %	(241)%	(25)%	— %	(4)%	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	54 %	7 %	4 %	12 %	3 %	4 %	1 %

(1) National Pen was acquired at the end of Q2 2017. The annual growth rates above are shown from 2019, as 2018 was the first full fiscal year of ownership.

Values may not sum to total due to rounding.

Page 26 of 31

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24
Vista	$ 12.1	$ 30.7	$ 55.2	$ 60.4	$ 77.8	$ 74.4	$103.2	$ 71.8	$ 79.1
PrintBrothers	19.5	15.0	19.5	15.9	20.5	19.8	28.3	16.8	24.9
The Print Group	16.0	12.2	13.7	13.6	20.6	13.6	18.4	18.2	20.3
National Pen	4.2	(1.3)	24.8	(3.3)	3.6	(8.3)	25.9	4.8	9.5
All Other Businesses	6.0	6.2	5.4	5.0	8.6	6.5	8.0	4.0	6.8
Total segment EBITDA	**$ 57.8**	**$ 62.8**	**$118.5**	**$ 91.6**	**$131.0**	**$106.0**	**$183.8**	**$115.6**	**$140.6**
Central and corporate costs ex. unallocated SBC	(37.0)	(35.5)	(35.6)	(38.4)	(31.9)	(32.1)	(32.1)	(34.9)	(34.7)
Unallocated SBC	(2.0)	1.0	1.8	3.9	1.2	0.3	(3.9)	(4.5)	(3.4)
Exclude: share-based compensation included in segment EBITDA	13.6	10.5	11.5	7.2	10.4	12.5	17.6	18.4	17.1
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	5.4	6.9	14.9	4.8	3.2	2.1	0.9	(0.3)	(0.2)
Adjusted EBITDA[2,3]	**$ 37.8**	**$ 45.6**	**$111.2**	**$ 69.1**	**$113.9**	**$ 88.7**	**$166.4**	**$ 94.2**	**$119.4**
Depreciation and amortization	(42.3)	(40.9)	(40.9)	(39.8)	(40.9)	(39.9)	(39.1)	(37.1)	(35.7)
Share-based compensation expense[1]	(13.6)	(10.5)	(11.5)	(7.2)	(10.4)	(12.5)	(17.6)	(18.4)	(17.1)
Certain impairments and other adjustments	6.5	(3.5)	0.9	0.5	(5.0)	(0.5)	(0.6)	0.3	(0.4)
Restructuring-related charges	(10.2)	(1.8)	(11.2)	(30.1)	(0.6)	0.3	(0.5)	(0.1)	(0.1)
Realized (gains) losses on currency derivatives not included in operating income	(5.4)	(6.9)	(14.9)	(4.8)	(3.2)	(2.1)	(0.9)	0.3	0.2
Total income (loss) from operations	**$ (27.2)**	**$ (18.0)**	**$ 33.6**	**$ (12.2)**	**$ 53.9**	**$ 34.1**	**$107.7**	**$ 39.2**	**$ 66.3**
Operating income (loss) margin	*(4)%*	*(3)%*	*4 %*	*(2)%*	*7 %*	*5 %*	*12 %*	*5 %*	*8 %*
Operating income (loss) year-over-year growth	*(401)%*	*(206)%*	*(61)%*	*57 %*	*298 %*	*290 %*	*221 %*	*422 %*	*23 %*

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 27 of 31

ADJUSTED EBITDA

(Quarterly, in millions)

	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24
GAAP operating income (loss)	$ (27.2)	$ (18.0)	$ 33.6	$ (12.2)	$ 53.9	$ 34.1	$ 107.7	$ 39.2	$ 66.3
Depreciation and amortization	$ 42.3	$ 40.9	$ 40.9	$ 39.8	$ 40.9	$ 39.9	$ 39.1	$ 37.1	$ 35.7
Share-based compensation expense[1]	$ 13.6	$ 10.5	$ 11.5	$ 7.2	$ 10.4	$ 12.5	$ 17.6	$ 18.4	$ 17.1
Certain impairments and other adjustments	$ (6.5)	$ 3.5	$ (0.9)	$ (0.5)	$ 5.0	$ 0.5	$ 0.6	$ (0.3)	$ 0.4
Restructuring related charges	$ 10.2	$ 1.8	$ 11.2	$ 30.1	$ 0.6	$ (0.3)	$ 0.5	$ 0.1	$ 0.1
Realized gains (losses) on currency derivatives not included in operating income	$ 5.4	$ 6.9	$ 14.9	$ 4.8	$ 3.2	$ 2.1	$ 0.9	$ (0.3)	$ (0.2)
Adjusted EBITDA[2,3]	**$37.8**	**$45.6**	**$111.2**	**$69.1**	**$113.9**	**$88.7**	**$166.4**	**$94.2**	**$119.4**

ADJUSTED EBITDA

(Annual, in millions)

	FY2022	FY2023	FY2024
GAAP operating income (loss)	$ 47.3	$ 57.3	$ 247.4
Depreciation and amortization	$ 175.7	$ 162.4	$ 151.8
Share-based compensation expense[1]	$ 49.8	$ 39.7	$ 65.6
Certain impairments and other adjustments	$ (9.7)	$ 6.9	$ 1.2
Restructuring related charges	$ 13.6	$ 43.8	$ 0.4
Realized gains (losses) on currency derivatives not included in operating income	$ 4.4	$ 29.7	$ 2.4
Adjusted EBITDA [2,3]	**$281.1**	**$339.8**	**$468.7**

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q4FY22	TTM Q1FY23	TTM Q2FY23	TTM Q3FY23	TTM Q4FY23	TTM Q1FY24	TTM Q2FY24	TTM Q3FY24	TTM Q4FY24
GAAP operating income (loss)	$ 47.3	$ 12.4	$ (40.0)	$ (23.8)	$ 57.3	$ 109.4	$ 183.5	$ 234.9	$ 247.4
Depreciation and amortization	$ 175.7	$ 172.2	$ 167.8	$ 163.9	$ 162.4	$ 161.4	$ 159.6	$ 157.0	$ 151.8
Share-based compensation expense[1]	$ 49.8	$ 49.2	$ 48.3	$ 42.8	$ 39.7	$ 41.7	$ 47.8	$ 58.9	$ 65.6
Certain impairments and other adjustments	$ (9.7)	$ (5.5)	$ (3.7)	$ (4.5)	$ 6.9	$ 4.0	$ 5.5	$ 5.7	$ 1.2
Restructuring related charges	$ 13.6	$ 15.7	$ 26.6	$ 53.3	$ 43.8	$ 41.6	$ 30.9	$ 0.9	$ 0.4
Realized gains (losses) on currency derivatives not included in operating income	$ 4.4	$ 15.0	$ 29.2	$ 32.0	$ 29.7	$ 24.9	$ 10.9	$ 5.8	$ 2.4
Adjusted EBITDA[2,3]	**$ 281.1**	**$ 259.0**	**$ 228.2**	**$ 263.7**	**$ 339.8**	**$ 383.0**	**$ 438.2**	**$ 463.2**	**$ 468.7**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 28 of 31

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24
Net cash (used in) provided by operating activities	$ 87.8	$ (25.3)	$ 81.1	$ 12.6	$ 61.8	$ 42.3	$ 174.9	$ 8.4	$ 125.1
Purchases of property, plant and equipment	$ (11.9)	$ (11.8)	$ (14.7)	$ (11.0)	$ (16.3)	$ (22.6)	$ (11.4)	$ (10.5)	$ (10.5)
Capitalization of software and website development costs	$ (15.4)	$ (15.3)	$ (13.9)	$ (14.9)	$ (13.6)	$ (14.4)	$ (13.9)	$ (15.0)	$ (14.9)
Proceeds from sale of assets[1]	$ 10.3	$ 0.1	$ 1.2	$ 0.5	$ 2.8	$ 5.6	$ 0.4	$ 0.4	$ 17.1
Adjusted free cash flow[1]	**$ 70.8**	**$ (52.2)**	**$ 53.7**	**$ (12.8)**	**$ 34.7**	**$ 10.9**	**$ 150.0**	**$ (16.6)**	**$ 116.8**

Reference:

	Q4FY22	Q1FY23	Q2FY23	Q3FY23	Q4FY23	Q1FY24	Q2FY24	Q3FY24	Q4FY24
Value of finance leases	$ 3.3	$ 2.4	$ 6.2	$ 5.8	$ 5.9	$ 0.4	$ 1.8	$ 2.2	$ 0.1
Cash restructuring payments	$ —	$ 7.9	$ 1.9	$ 5.0	$ 22.3	$ 5.7	$ 1.2	$ 0.5	$ 0.2
Cash paid for interest	$ 34.6	$ 15.1	$ 35.8	$ 20.0	$ 43.2	$ 24.2	$ 42.4	$ 23.9	$ 41.7
Cash received for interest	$ (1.0)	$ (2.1)	$ (3.0)	$ (3.0)	$ (3.4)	$ (3.3)	$ (2.8)	$ (5.0)	$ (3.0)
Cash interest, net[2]	**$ 33.6**	**$ 13.0**	**$ 32.8**	**$ 17.0**	**$ 39.7**	**$ 20.9**	**$ 39.6**	**$ 18.9**	**$ 38.8**

ADJUSTED FREE CASH FLOW

(Annual, in millions)

	FY2022	FY2023	FY2024
Net cash provided by operating activities	$ 219.5	$ 130.3	$ 350.7
Purchases of property, plant and equipment	$ (54.0)	$ (53.8)	$ (54.9)
Capitalization of software and website development costs	$ (65.3)	$ (57.8)	$ (58.3)
Proceeds from sale of assets[1]	$ 14.5	$ 4.7	$ 23.6
Adjusted free cash flow[1]	**$ 114.7**	**$ 23.4**	**$ 261.1**

Reference:

	FY2022	FY2023	FY2024
Value of finance leases	$ 7.0	$ 20.3	$ 4.6
Cash restructuring payments	$ 0.3	$ 37.1	$ 7.6
Cash paid for interest	$ 98.1	$ 114.0	$ 132.3
Cash received for interest	$ (3.2)	$ (11.5)	$ (14.2)
Cash interest, net[2]	**$ 94.9**	**$ 102.5**	**$ 118.1**

[1] During the quarter ended September 30, 2023 we revised our definition of adjusted free cash flow to include proceeds from the sale of assets. We have recast all periods in the chart above to include the benefit from the proceeds from sale of assets.

[2] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to Q3 FY2023, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the interest received.

Values may not sum to total due to rounding.

Page 29 of 31

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q4FY22	TTM Q1FY23	TTM Q2FY23	TTM Q3FY23	TTM Q4FY23	TTM Q1FY24	TTM Q2FY24	TTM Q3FY24	TTM Q4FY24
Net cash provided by operating activities	$ 219.5	$ 157.7	$ 95.5	$ 156.3	$ 130.3	$ 197.8	$ 291.6	$ 287.4	$ 350.7
Purchases of property, plant and equipment	$ (54.0)	$ (57.2)	$ (54.0)	$ (49.4)	$ (53.8)	$ (64.6)	$ (61.2)	$ (60.7)	$ (54.9)
Capitalization of software and website development costs	$ (65.3)	$ (65.0)	$ (62.4)	$ (59.6)	$ (57.8)	$ (56.9)	$ (56.9)	$ (57.0)	$ (58.3)
Proceeds from sale of assets[1]	$ 14.5	$ 13.0	$ 13.3	$ 12.2	$ 4.7	$ 10.2	$ 9.3	$ 9.2	$ 23.6
Adjusted free cash flow[1]	**$ 114.7**	**$ 48.5**	**$ (7.6)**	**$ 59.5**	**$ 23.4**	**$ 86.5**	**$ 182.8**	**$ 179.0**	**$ 261.1**

Reference:

	TTM Q4FY22	TTM Q1FY23	TTM Q2FY23	TTM Q3FY23	TTM Q4FY23	TTM Q1FY24	TTM Q2FY24	TTM Q3FY24	TTM Q4FY24
Value of new finance leases	$ 7.0	$ 8.6	$ 12.1	$ 17.7	$ 20.3	$ 18.3	$ 13.9	$ 10.3	$ 4.6
Cash restructuring payments	$ 0.3	$ 8.2	$ 9.8	$ 14.9	$ 37.1	$ 34.9	$ 34.3	$ 29.7	$ 7.6
Cash paid for interest	$ 98.1	$ 98.8	$ 99.2	$ 105.4	$ 114.0	$ 123.1	$ 129.8	$ 133.7	$ 132.3
Cash received for interest	$ (3.2)	$ (4.6)	$ (6.9)	$ (9.0)	$ (11.5)	$ (12.7)	$ (12.6)	$ (14.7)	$ (14.2)
Cash interest, net[2]	**$ 94.9**	**$ 94.2**	**$ 92.4**	**$ 96.3**	**$ 102.5**	**$ 110.4**	**$ 117.2**	**$ 119.1**	**$ 118.1**

[1] During the quarter ended September 30, 2023 we revised our definition of adjusted free cash flow to include proceeds from the sale of assets. We have recast all periods in the chart above to include the benefit from the proceeds from sale of assets.

[2] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash and marketable securities. Prior to Q3 FY2023, we showed only the cash interest payments related to our borrowing activity in this chart in our earnings materials. We have recast all periods in the chart above to include the interest received.

Values may not sum to total due to rounding.

Page 30 of 31

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, print mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Packstyle, Pixartprinting, Printi, VistaPrint and WIRmachenDRUCK. To learn more, visit https://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Sara Litwiller ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses; revenue growth, adjusted EBITDA, income, adjusted free cash flow, net leverage, cash interest and taxes, net working capital, and other future financial results described under the Outlook, Leverage Policy and Capital Allocation section; our competitive position; our plans for capital allocations; and currency. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of supply chain constraints and inflation; costs and disruptions caused by acquisitions; our inability to make investments in our businesses and allocate our capital as planned or the failure of those investments and allocations to achieve the results we expect; the failure of the businesses we acquire or invest in to perform as expected; loss of key personnel or our inability to hire and retain talented personnel; our failure to develop and deploy our mass customization platform or the failure of the mass customization platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; disruptions caused by political instability and war in Ukraine, Israel, or elsewhere; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2023 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 31 of 31